Fourth Quarter Fiscal 2017 Update November 21, 2017

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR’s NFE guidance for fiscal 2018, forecasted contribution of business segments to fiscal 2018 NFE, future NJNG customer growth, future NJR capital expenditures and infrastructure investments, NJRCEV’s ITC-eligible projects and demand for residential solar, SREC prices and electricity sales future base rate cases, earnings and dividend growth, the ability to close and successfully implement the Adelphia Gateway acquisition, as well as the SRL and PennEast Pipeline projects. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs and PTCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments and NJNG’s infrastructure projects in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, our Energy Services segment operations and on our risk management efforts; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, gas cost prudence reviews and other matters; risks related to cyberattack or failure of information technology systems; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; the ability to comply with current and future regulatory requirements; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; any potential need to record a valuation allowance for our deferred tax assets; changes to tax laws and regulations; weather and economic conditions; the ability to comply with debt covenants; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the “Risk Factors” sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 21, 2017, which is available on the SEC’s website at sec.gov. Information included in this presentation is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. .

3 Non-GAAP Financial Measures This presentation includes the non-GAAP measure, NFE. As an indicator of the Company’s operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share. NFE excludes unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV. Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes this non-GAAP measure is more reflective of the Company’s business model, provides transparency to investors and enables period-to-period comparability of financial performance. In providing fiscal 2018 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non- GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal 2017 Accomplishments

Financial Performance

- Fiscal 2017 NFE per share of $1.73* compared with $1.61 last year, an increase of 7.5 percent; met guidance of $1.65-$1.75 per share
- Segment contributions met expectations

Customer Growth

- Strong customer and utility gross margin growth at NJNG
- 16 percent increase in residential solar customers at NJRCEV
- NJRES acquired marketing business from Talen Energy

Infrastructure Highlights

- Southern Reliability Link moving forward
- PennEast projects received final EIS and submitted N.J. DEP application
- Placed five commercial solar projects in service; 131 MW of total installed capacity

Attractive Dividend and Return

- Annual dividend rate per share increased 6.9 percent
- 22nd consecutive year of dividend growth
- One-year total return of 31.7 percent** vs. PGA of 15.8 percent**

** A reconciliation from NFE to net income is set forth in the Appendix on Slide 18.*

*** Assumes dividends reinvested.*

PGA – Peer Group Average.

4

5 Annual Dividend Growth Goal of 6 to 8 Percent • 6.9 percent increase to current $1.09 annual rate approved on September 12, 2017 • 24th dividend increase in past last 22 years • Dividend payout ratio goal of 60 to 65 percent $.77 $.81 $.86 $.92 $.96 $1.02 $1.09* 0% 10% 20% 30% 40% 50% 60% 70% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2012 2013 2014 2015 2016 2017 2018E Pa yo ut R at io D iv id en d s Dividends and Payout Ind. Div Rate Payout * Dividend payout ratio based on midpoint of NFE guidance. Dividend Strategy Supported By NFE Growth

6 What is Ahead for Fiscal 2018? • Fiscal 2018 NFE guidance set at $1.75-$1.85 per share • Long-term NFEPS growth rate of 5 to 9 percent • A new administration in New Jersey • Energy infrastructure projects move forward: SRL, PennEast, Adelphia Gateway  SRL: Remaining road opening permits and approvals  PennEast received final EIS and anticipates receiving its Certificate of Public Convenience and Necessity from FERC in the near term  Agreement signed to acquire IEC pipeline from Talen Energy

7 55-75 percent of 2018 NFE Expected to be Generated from Regulated Businesses Projected Diversified Sources of Fiscal 2018 NFE New Jersey Natural Gas 50-60% NJR Midstream 5-15% NJR Energy Services 5-10% NJR Home Services/ Other 1-3% NJR Clean Energy Ventures 20-30% Regulated businesses

8 Adelphia Gateway Project is a Strategic Fit for NJR • Converts an existing oil pipeline to natural gas • Utilizes existing infrastructure, brownfield locations and rights-of-way — No anticipated impacts to wetlands or farmland — Minimal impact on the environment • Creates new gas supply to constrained markets through increased delivery connections — Utility customers — Natural gas-powered generation — Industrial and commercial customers • Offers opportunity to serve new demand • Supports economic growth and job creation

9 Growth and Value Drivers at New Jersey Natural Gas • Strategic Value —Attractive service territory —Constructive regulation —Regulatory incentives —Infrastructure investments • Disciplined Execution —Safe, reliable service —High customer satisfaction • Growth Opportunities —Growing customer base —Annual recovery of infrastructure expenditures —Investment in rate base projects Morris • Parsippany NEW YORK CITY Monmouth • Asbury Park Ocean • Toms River Burlington PHILADELPHIA

10 SREC Hedging Status Pct. Hedged: 97% 85% 29% Average Price: $222 $190 $174 Current Price (EY): $203 $201 $193 As of November 16, 2017. Source: InterContinental Exchange (ICE) 213 223 76 - 40 80 120 160 200 240 280 320 EY18 EY19 EY20 Th ou sa nd s of S RE Cs Energy Year - Operational & Under Construction Facilities Hedged Forecasted Sales 220 265263 NJRCEV mitigates price risk through a hedging program to stabilize revenue

11 Fiscal 2017 Fourth Quarter and Year-to-Date NFE Bridge $4.1 -$12.5 -$2.1 -$2.2 $.1 -$13.5 $1.1 -$25.0 -$20.0 -$15.0 -$10.0 -$5.0 $0.0 $5.0 $10.0 September 30, 2016 NJNG NJR Midstream NJRCEV NJRES HS/Other September 30, 2017 M ill io ns Three Months Ended September 30, 2017 Higher O&M AFUDC from PennEast Additional sales due to acquisition of Talen assets Change in effective tax rate due to sale leaseback $149.4 -$3.3 $138.1 $10.8 $3.5 -$3.5 $3.8 $100.0 $110.0 $120.0 $130.0 $140.0 $150.0 $160.0 $170.0 September 30, 2016 NJNG NJR Midstream NJRCEV NJRES HS/Other September 30, 2017 M ill io ns Twelve Months Ended September 30, 2017 Higher base rates and customer growth AFUDC from PennEast Change in effective tax rate due to sale leaseback Fewer market opportunities due to weather Higher SREC prices and more SRECs Variances are after tax

12 Our Solar Sale-Leaseback Transaction • In late fiscal 2017, NJRCEV completed a seven-year, sale leaseback transaction of new solar assets at Pemberton (II) and Princeton totaling 13 MW for $32.9 million • Structure and Benefits – NJR retains all revenue benefits of the solar farm including SRECs and electricity sales – Monetize tax benefits of ITC and bonus depreciation through transfer to Lessor – Creates NPV cash flow benefits – Mitigates NOL/ITC/PTC carryforward

13 NJR Capital Plan ($MM) 2017A 2018E 2019E-2021E Average 2018-2021 Total New Customer $39.3 $38.5 $41.0 $161.5 Maintenance 41.9 108.1 93.8 389.6 Cost of Removal/Other 44.1 57.1 22.0 123.1 SAFE II 39.8 35.9 39.3 153.8 NJ RISE 8.7 28.2 8.0 52.2 SRL** 3.8 132.0 30.2 162.2 Total NJNG $177.6 $399.8 $234.3 $1,042.4 PennEast** $27.1 $34.8 $153.7 $188.5 Adelphia Gateway** 0.0 10.0 290.0 300.0 Midstream $27.1 $44.8 $443.7 $488.5 Residential Solar $37.9 $41.5 $45.6 $178.3 Commercial Solar 51.3 52.0 67.9 255.7 Subtotal $89.2 $93.5 $113.5 $434.0 Sale leaseback Solar** $31.1 $43.8 $21.4 $65.2 Total NJRCEV * $120.3 $137.3 $134.9 $499.2 NJRES (Talen Marketing) $55.7 GRAND TOTAL $380.7 $581.9 $812.9 $2,030.1 As of September 30, 2017 * Based on projects qualifying for federal tax credits. ** Capital spending beyond Fiscal 2018 occurs in Fiscal 2019 only (no average).

14 NJR Sources and Uses of Capital $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 Sources Uses Sources Uses Sources Uses M ill io ns Cash Flows LT Debt Equity CFFO Capex Dividends Capital Plan Supports Infrastructure Investments, While Maintaining Strong Balance Sheet 2017A 2018E 2019E

15 Effects of Hypothetical Corporate Tax Rate Reduction on NJR Income Statement EPS Impact NJNG net income* Flat Non-regulated net income Annual Increase Revaluation of net deferred tax liabilities, non-regulated One-Time Increase Balance Sheet Balance Sheet Impact Equity (Impact of one-time revaluation of non-regulated deferred tax liabilities + earnings increase) Increase Net deferred tax liabilities Decrease Other Impact Tax Appetite Decrease * Assumes similar treatment as in 1986 corporate tax reduction.

16 Our Path to Future Growth Fiscal 2017 NJNG Base rate case completed Customer growth CIP BGSS incentives SAFE SAVEGREEN NJ RISE SRL Pinelands approval Clean Energy Continued solar and wind investment More SRECs Ringer Hill wind farm in service Midstream PennEast received EIS FERC Quorum Energy Services Physical natural gas services Fiscal 2018 NJNG  SAFE II commences  NJ RISE expenditures increase  Base rate case filing preparation Clean Energy  Solar investments continue  More SRECs Midstream  PennEast FERC final approval expected  Adelphia Gateway pipeline acquisition/conversion Fiscal 2019 NJNG  SRL in service  SAFE II continues  NJ RISE expenditures increase  Base rate case filing Clean Energy  Solar investments continue  More SRECs Midstream  PennEast  Adelphia Gateway Fiscal 2020 NJNG  New Infrastructure programs Clean Energy  Solar investments continue  More SRECs Midstream  PennEast  Adelphia Gateway As of November 21, 2017

17 APPENDIX

18 Reconciliation to Non-GAAP Measures A reconciliation of NFE for the three and twelve months ended September 30, 2017 and 2016 to net income is provided below:

19 NJR Projected Cash Flows $MM 2017A 2018E 2019E Cash Flow from Operations $248.1 $337.0 $307.4 Uses of Funds Capital expenditures - NJNG/other ($178.7) ($399.8) ($236.3) Capital expenditures - PennEast (27.1) (34.8) (153.7) Capital expenditures - NJRCEV (149.4) (137.2) (135.2) Capital expenditures - Adelphia - (10.0) (290.0) Capital expenditures - Talen Marketing (55.7) - - Dividends (88.0) (94.1) (102.2) Total Uses of Funds ($498.9) ($675.9) ($917.4) Financing Activities Common stock proceeds, net $11.1 $83.0 $163.0 Debt proceeds/other* 239.6 255.9 447.0 Total Financing Activities $250.7 $338.9 $610.0 As of September 30, 2017 * Includes sale leaseback and PennEast project finance.